Deferred Grants - Schedule of Remaining Deferred Grants (Details) (Wetouch Holding Group Limited) - Wetouch Holding Group Limited [Member] - USD ($)	Sep. 30, 2020	Dec. 31, 2019	Jan. 27, 2014	Jan. 14, 2013
Three month ended December 31, 2020	$ 59,788
2021	239,149
2022	239,149
2023	172,806
Total deferred grants	710,892
less: current portion	(235,655)	$ (229,826)	$ (800,000)	$ (1,800,000)
Deferred grants- non-current	$ 475,237	$ 635,851